UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2020

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant’s telephone number	IRS Employer Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980

1221 W. Idaho Street
Boise, ID 83702-5627
(208)
388-2200
State or Other Jurisdiction of Incorporation: Idaho
Former name or former address, if changed since last report: None

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events

On March 31, 2020, Idaho Power Company (“Idaho Power”) entered into a Terms Agreement (the “Terms Agreement”) with J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc., MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and BofA Securities, Inc., as purchasers, whereby Idaho Power agreed to sell and the purchasers agreed to purchase, subject to the terms and conditions expressed therein, $230,000,000 aggregate principal amount of Idaho Power’s 4.20% First Mortgage Bonds due 2048, Secured Medium-Term Notes, Series K (the “Bonds”) in a reopening of the existing series of previously issued and outstanding 4.20% First Mortgage Bonds due 2048, Secured Medium-Term Notes, Series K. The Bonds are expected to be issued on April 3, 2020, subject to the terms and conditions expressed in the Terms Agreement and in the Selling Agency Agreement (the “Selling Agency Agreement”), dated September 27, 2016, between Idaho Power and each of BofA Securities, Inc., BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC.
The Terms Agreement and the Selling Agency Agreement contain representations, warranties and agreements of Idaho Power, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Terms Agreement is filed as Exhibit 1.1 hereto. The Selling Agency Agreement was previously filed as Exhibit 1.1 to Idaho Power’s Current Report on Form
8-K
filed with the Securities and Exchange Commission on September 28, 2016.
In addition, Idaho Power and IDACORP, Inc. are filing this Current Report on Form
8-K
to supplement the risk factors described in Item 1A of the Idaho Power and IDACORP, Inc.’s combined Annual Report on Form
10-K
for the fiscal year ended December 31, 2019. The following risk factor disclosure should be read in conjunction with the risk factors described in the combined Annual Report on Form
10-K:
The recent COVID-19 coronavirus outbreak could adversely affect our business functions, financial condition and results of operations.
The recent
COVID-19
coronavirus outbreak has resulted in widespread impacts on the global economy and on our employees, customers, contractors, and suppliers. There is considerable uncertainty regarding the extent to which the coronavirus will spread and the extent and duration of measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter-in-place
orders (including those in effect in our service area in the states of Idaho and Oregon), and business and government shutdowns. Restrictions of this nature may cause us or our contractors to miss milestones on construction projects and experience operational delays, delay the delivery of electrical infrastructure and other supplies that we source from around the globe, delay the connection of electric service to new customers, prolong the time period necessary to perform maintenance of our infrastructure, and significantly reduce the use of electricity by commercial and industrial customers.
Further, while we have modified certain business and workforce practices (including employee travel, employee work locations, and cancellation of physical participation in meetings, events, and conferences) to conform to government restrictions and best practices encouraged by government and regulatory authorities, we have a limited number of highly skilled operators for some of our critical power plants and our grid operations centers. If a large proportion of our employees in those critical facilities were to contract
COVID-19
at the same time, we would rely upon our business continuity plans in an effort to continue operations at those facilities, but there is no certainty that such measures will be sufficient to mitigate the adverse impact to our operations.
Additionally, the effects of
COVID-19
on the U.S. capital markets may significantly impact Idaho Power. For example, the costs related to the noncontributory defined benefit pension plan we provide to Idaho Power employees, as well as a defined benefit postretirement benefit plan (consisting of health care and death benefits) that covers eligible retirees, are based in part on the value of the plans’ assets and, therefore, adverse investment performance for these assets or the failure to maintain sustained growth in pension investments over time could increase our plan costs and funding requirements related to the plans. Similarly, we rely on access to the capital markets to fund our capital requirements. To the extent that access to the capital markets is adversely affected by
COVID-19,
we may need to consider alternative sources of funding for our operations and for working capital, which may increase our cost of, as well as adversely impact our access to, capital. These uncertain economic conditions may also result in the inability of our customers to pay for electric service, which could affect the collectability of our revenues and adversely affect our financial results.

The degree to which
COVID-19
may impact our liquidity, financial condition and results of operations is unknown at this time and will depend on future developments, including the ultimate geographic spread of the virus, the severity of the disease, the duration of the outbreak, actions that may be taken by governmental authorities, and to what extent normal economic and operating conditions can resume.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1
Terms Agreement dated March 31, 2020 between Idaho Power Company and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc., MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and BofA Securities, Inc., as purchasers

1.2
Selling Agency Agreement, dated September 27, 2016, between Idaho Power and each of BofA Securities, Inc., BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 1.1 to Idaho Power’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 28, 2016)

5.1	Opinion of Perkins Coie LLP, dated April 1, 2020, filed in connection with Registration Statement on Form S-3 (File No. 333-231555-01)

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101.)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated: April 1, 2020

IDACORP, INC.

By:	/s/ Brian R. Buckham
Brian R. Buckham
Senior Vice President and General Counsel

IDAHO POWER COMPANY

By:	/s/ Brian R. Buckham
Brian R. Buckham
Senior Vice President and General Counsel